UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

June 30, 2020

(Unaudited)

	Shares	Value
India — 31.88%
Financials —31.88%
Private placement -31.88%
SMC Global Securities LTD (cost $25,905,057) (2)	8,804,690	$4,875,412

United States —55.17%
Materials —55.17%
Controlled Investment
Millennium HI Carbon, LLC (cost $6,683,791) (1)	N/A	6,683,791
Secured Loan - Millennium HI Carbon, LLC (cost $1,754,626) (1)		1,754,626

Total Investments —87.05% (cost $34,343,474)		13,313,829

Cash and other assets, less liabilities —12.95%		1,981,207

NET ASSETS - 100.00%		$15,295,036

Notes:

(1) Represents a controlled investment based on greater than 10% ownership as of June 30, 2020

(2) Affiliate

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020

(Unaudited)

Assets:
SMC Global Securities LTD (cost $25,905,057) (2)	$4,875,412
Millennium HI Carbon, LLC (cost $6,683,791) (1)	6,683,791
Secured Loan - Millennium HI Carbon, LLC (cost $1,754,626) (1)	1,754,626
Cash	1,869,669
Prepaid Insurance	24,402
Accrued Affiliated Interest Receivable	133,497
Total Assets	15,341,397

Liabilities:
Accrued expenses and other payables	42,361
Accrued Trustee fees	4,000
Total Liabilities	46,361

Net Assets	$15,295,036

Net Assets Consist of:

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, no shares issued
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,400,025
Accumulated net investment loss	(37,106,085)
Net Assets	$15,295,036

Net Asset Value Per Share:
Net assets	$15,295,036

Basic and diluted shares of common stock outstanding	10,959,814

Net asset value (Net Assets/Shares of Common Stock Outstanding)	$1.40

(1) Represents a controlled investment based on greater than 10% ownership as of June 30, 2020

(2) Affiliate

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020

(Unaudited)

Investment Income:
Affiliated dividend income	$91,411
Affiliated interest income	67,899
Interest income	9,000
Total Income	168,310

Operating Expenses:
Franchise tax	-
State tax	540
Insurance expense	24,402
General & administrative expense	70,845
Transfer agent expense	7,179
Professional fees	13,750
Total Operating Expenses	116,715

Net Investment Gain	51,595

Realized and Unrealized Gain/Loss on Investments:
Net change in unrealized loss on investments	(3,084,564)
Net realized loss on investment	(644,630)
Net Realized and Unrealized Loss on Investments:	(3,729,194)

Net Decrease in Net Assets Resulting From Operations	$(3,677,599)

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

(Unaudited)

	Six Months Ended	Year Ended
	June 31,2020	December 31, 2019

Operations:
Net investment income (loss)	$51,595	$(120,425)
Net change in unrealized loss on investments	(3,084,564)	(8,609,979)
Net realized loss on investment	(644,630)	(3,898,549)
		-
Net Decrease in Net Assets Resulting from Operations	(3,677,599)	(12,628,953)

Net Assets:
Beginning of year	18,972,635	31,601,588
End of period	$15,295,036	$18,972,635

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2020

 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$(3,677,599)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Proceeds from sales	238,026
Purchase of investment	(320,000)
Change in unrealized gain on private placement	3,084,564
Realized loss	644,630

Changes in operating Assets and Liabilities:
Interest receivable	(67,148)
Prepaid expenses and other assets	(24,402)
Accrued expenses and other payables	(9,931)

Net Cash Provided by Operating Activities	(131,859)

Net increase in cash for the year	$(131,859)

CASH:
Cash at beginning of year	2,001,528
Cash at June 30, 2020	$1,869,669

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	6 Months Ended		For the Year Ended December 31,
	June 30, 2020**		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$1.73		$2.88	$3.08	$2.34	$2.29	$1.07
Income (Loss) from Investment Operations:
Net investment income (loss)*	0.00		(0.01)	(0.01)	0.00	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(0.34)		(1.14)	(0.19)	0.74	0.05	1.23
Total from investment operations	(0.34)		(1.15)	(0.20)	0.74	0.05	1.22

Net Asset Value, End of Year	$1.40		$1.73	$2.88	$3.08	$2.34	$2.29

Market Value, End of Year	$0.30		$0.48	$0.70	$0.90	$0.82	$0.58

Total Return Based on Market Value	-37.50%		-31.43%	-22.44%	9.76%	41.38%	0.00%
Ratios and Supplemental Data:
Net assets (000s)	$15,295		$18,973	$31,601	$29,417	$25,607	$25,097
Ratio of operating expenses to average net assets	0.75	%***	0.97%	0.93%	0.95%	1.51%	1.90%
Net investment income (loss) to average net assets	0.33	%***	-0.44%	-0.42%	0.13%	2.28%	-0.59%
Portfolio Turnover Rate	1.64%		5.16%	0.0%	6.1%	2.0%	25.6%

* Calculated based on average shares outstanding

** Unaudited

*** Annualized

See accompanying notes which are an integral part of these financial statements.

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1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MILC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949. As a result of its plan to invest substantially all of its assets in SMC Group stock, MILC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MILC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MILC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MILC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MILC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MILC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13%. On November 20, 2015, the Company sold an additional 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13,604,690 shares. As previously disclosed, MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global pursuant to which MILC will have a right to sell 100,000 shares of SMC Global back to the “promoter group” on the first day of each month commencing April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the year of 2017, MILC completed the sale of 1,200,000 shares of SMC Global for net proceeds of approximately $1,499,000 which is approximately $1.25 per SMC Global share. In 2018, MILC entered into an agreement with Nomura Securities to market a portion of its shares in SMC but this did not ultimately result in the sale of shares during 2018. Pursuant to the Right to Sell, during 2019, MILC completed the sale of 2,400,000 shares of SMC Global for net proceeds of approximately $3,162,000 which is approximately $1.32 per SMC Global share. Pursuant to the Right to Sell, during the first six months of 2020, MILC completed the sale of 300,000 shares for net proceeds of $238,000 which is approximately $0.79 cents per share. As of June 30, 2020 MILC holds 8,804,690 shares of SMC Global which represents an approximately 8.0% ownership of SMC Global (See Note 3).

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On October 3, 2013, MILC announced that public efforts by MILC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MILC’s Board of Directors with a new director slate resulted in the delivery to MILC of written consents representing more than 50% of the outstanding shares. Accordingly, all of HBP’s director nominees were appointed to the MILC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser, our CEO and Chairman.

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements:

(a)	Valuation of Investments

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined by the Company’s Board pursuant to procedures approved by the Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in accordance with the valuation procedures approved by the Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

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For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of a third-party valuation firm to assist in the pricing of the security. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at June 30, 2020.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 for the Company’s investments measured at fair value:

	Level 1	Level 2	Level 3	Total

SMC Global Securities LTD	$-	$-	$4,875,412	$4,875,412
Secured Loan - Millennium HI Carbon, LLC	$-	$-	$1,754,626	$1,754,626
Millennium HI Carbon, LLC	$-	$-	$6,683,791	$6,683,791
Total	$-	$-	$13,313,829	$13,313,829

There were no transfers into or out of Level 1 and Level 2 during the six months ended June 30, 2020. It is the Company’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	SMC Global	Millennium
	Securities LTD	HI Carbon, LLC	Total
Beginning balance	$5,601,701	$11,359,349	$16,961,050
Purchases/Sales	-	320,000	320,000
Proceeds from sale of SMC Global	(238,026)	-	(238,026)
Net realized loss on investment	(644,630)	-	(644,630)
Change in unrealized loss on investment	156,368	(3,240,932)	(3,084,564)
Ending Balance	$4,875,412	$8,438,417	$13,313,829

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

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The following presents quantitative information about the significant unobservable inputs used in the fair value measurement for the Company’s Level 3 investments as of June 30, 2020:

SMC Global Securities Ltd.

Valuation Techniques	Unobservable Input	Assumptions

Prior Transaction Analysis	Transaction Price	$1.06
Market Comparable Companies	Book Value Multiple	1.1	x
	Revenue Multiple	10.5	x
	Risk Free Rate	1.62%
	Maturity	3 years
	Volatility	45%
	Market Discount	10%

Millennium HI Carbon, LLC

Valuation Techniques	Unobservable Input	Assumptions

Probability Weighted Expected Return	Going Concern Probability	25%
	Continuing Operations Probability	75%
Recovery Proceeds	Orderly asset liquidation proceeds	$6	M
Discounted Cash Flow	Cumulative Probabliity Adjustment	75%
	Weighed Average Cost of Capital	10%
	Perpetual Growth Rate	3%
	Market Discount	33%

(b) Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

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(c) Cash

The Company maintains a cash account at financial institutions, which are federally insured up to $250,000. At various times during the year, the account balance may have exceeded the insured limit. The Company mitigates this risk by regularly monitoring the financial stability of the financial institution.

(d) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(e) Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits/expense of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2019, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended June 30, 2020, the Company did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

(f) Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

(g) Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company. However, based on experience, the Company expects that risk of loss to be remote.

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2.	ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board has approved base compensation for the CEO of the Company, David Lesser, at a rate of $10,000 per month from MILC. In addition, the Board approved base compensation for Mr. Lesser at a monthly rate of $10,000 from the wholly owned subsidiary, Millennium HI Carbon, LLC.
(b)	Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the company, David Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of MILC and Millennium HI Carbon. During the six months ended June 30, 2020, the total amount paid to such affiliate of David Lesser was $9,000.
(c)	The Company has hired Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. A spouse of the Company’s CEO is a partner at Morrison. During the six months ended June 30, 2020, the Company did not pay any legal fees to MoCo.

3.	INVESTMENT TRANSACTIONS

MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” (management) of SMC pursuant to which MILC will have a right to sell 100,000 shares of SMC back to the “promoter group” of SMC on the first day of each month commencing with April 1, 2016 continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the year, 2017, MILC completed the sale of 1,200,000 shares of SMC Global for net proceeds of approximately $1,499,000 which is approximately $1.25 per SMC Global share. Pursuant to the Right to Sell, during 2019, MILC completed the sale of 2,400,000 shares of SMC Global for net proceeds of approximately $3,162,000 which is approximately $1.32 per SMC Global share. Pursuant to the Right to Sell, during the first six months of 2020, MILC completed the sale of 300,000 shares for net proceeds of $238,000 which is approximately $0.79 cents per share.

To date, pursuant to the Right to Sell, MILC has sold 4.8 million shares for total proceeds of $6.0 million which translates to an average price of $1.25 per SMC share. As of June 30, 2020, MILC owned 8,804,690 shares of SMC.

Effective June 30, 2020, the Company adopted a valuation of $.55 per SMC share for the Company’s investment in SMC which translates to a total value of $4,875,412.

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On June 11, 2015, MILC, invested in Millennium HI Carbon, LLC (“MHC”) which completed the acquisition of an Activated Carbon plant located near the port of Kawaihae, Hawaii. The acquisition consisted of 13 acres of land leased from the Department of Hawaiian Home Lands, the existing equipment and approximately 24,000 tons of macadamia nutshells which represent more than a 2-year feedstock supply. The audited financial statements of MHC for the year ended December 31, 2019 were filed as part of the 2019 Form N-CSR filed with the S.E.C. on March 4, 2020.

4.	INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2020, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Cost/Share	Value	Value/SMC Share
SMC Global Securities LTD	January 21, 2008	8,804,690	25,905,057	$2.94	4,875,412	0.55

5.	INCOME TAXES

The provision for income taxes is comprised of the following for the year ended December 31, 2019:

The provision for income taxes consists of the following:	December 31, 2019
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-

Deferred
Federal	(2,652,080)
State and Local	(708,358)
Total Deferred Tax Expense (Benefit)	(3,360,438)
Less Valuation allowance adjustment	(3,360,438)

Total Tax Expense (Benefit)	$-

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At June 30, 2020, the Company had total net operating loss carry forward of approximately $3.9 million and capital loss carry forwards of approximately $8.7 million for federal income tax purposes available to offset future taxable income as follows. The net operating loss carry forwards arising in tax years before 2018 generally may be carried forward for 20 years. Net operating losses arising in tax years ending after 2017 can be carried forward for five years.

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2019
Deferred Tax Assets
Net unrealized loss on investments	$4,775,007
Capital Loss Carry-forwards	2,304,515
Net Operating Loss Carry-forward	1,047,215
Total Deferred Tax Assets	8,126,737
Less: Valuation Allowance	(8,126,737)
Net Deferred Taxes	$-

A reconciliation of the statutory United States federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2019
Tax at Federal Statutory Rate	21.0%
Tax at State Rate Net of Federal Benefit	6.0%
Valuation Allowance	(27.0)%

Provision for Taxes	0.0%

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2019.

Accounting for Uncertainty in income taxes required an evaluation of tax positions taken or expected to be taken. The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through June 30, 2020. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2016 to 2019 have been analyzed, and concluded that no liability for unrecognized tax benefits to Federal or State tax authorities should be recorded related to uncertain tax positions taken on returns filed for open tax years.

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6.	AFFILIATED SECURITIES

Transactions with affiliated companies during the six months ended June 30, 2020 were as follows:

Affliated Security	Value at 12/31/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Value at 6/30/20	Accrued Interest	Dividend Income

Secured Loan - Millennium HI Carbon, LLC	$1,434,626	$320,000	-	-	-	$1,754,626	$133,497
Millennium HI Carbon, LLC	$9,924,723	-	-	-	$(3,240,932)	$6,683,791
SMC Group	$5,601,701	-	$(238,026)	$(644,630)	$156,368	$4,875,412		$91,411

7.	COMMON STOCK

In November 2013, the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the six months ended June 30, 2020.

American Stock Transfer & Trust Company, LLC serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement.

8.	SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has disclosed all subsequent events through the issuance date of these financial statements.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants. Not applicable for semi-annual reports.

Item 6. Schedule of Investments See item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
August 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
August 14, 2020

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